UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

SES AI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39845	98-1567584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SES AI Corporation

35 Cabot Road

Woburn, MA 01801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (339) 298-8750

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SES	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SES WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2022, the compensation committee of the board of directors of the Company (the “Compensation Committee”) approved the amount of non-equity incentive plan compensation earned in the fiscal year ended December 31, 2021 (“Fiscal 2021”) by each of the named executive officers of SES AI Corporation (the “Company”), based on the Compensation Committee’s review of previously established performance metrics regarding the performance of the Company and each named executive officer during the performance period from April 1, 2021 to March 31, 2022. The non-equity incentive plan compensation earned by each named executive officer was as follows: for Dr. Hu, $175,000 (prorated to $131,250 for the portion of that period in Fiscal 2021); for Mr. Makharia, $97,500 (prorated to $73,125 for the portion of that period in Fiscal 2021); and for Ms. Nealis, $105,000 (prorated to $78,750 for the portion of that period in Fiscal 2021). Accordingly, total compensation for each executive officer for the fiscal year ended December 31, 2021, previously reported in the Summary Compensation Table included in the Company’s prospectus dated January 7, 2022, relating to the Company’s registration statement on Form S-4, as amended (File No. 333-258691), and in the Company’s registration statement on Form S-1 (File No. 333-262726) (collectively, the “Filings”), has been recalculated to reflect these amounts as follows: Dr. Hu, $679,446; Mr. Makharia, $1,328,743; and Ms. Nealis, $8,120,982. No other amounts in the Summary Compensation Table included in the Filings have been changed.

Additionally, on March 24, 2022, the Compensation Committee approved increases to the target annual performance bonus opportunity (for performance from January 1, 2022 to December 31, 2022), while eliminating the standalone monthly general allowance and adding its annualized amount to base salary, for each of the named executive officers for the fiscal year ending December 31, 2022 (“Fiscal 2022”). As a result of such changes, for Fiscal 2022, the annual base salaries for Dr. Hu, Mr. Makharia and Ms. Nealis are $530,000, $505,000 and $470,000, respectively, and the target annual bonus opportunities for Dr. Hu, Mr. Makharia and Ms. Nealis are 100%, 60% and 60%, respectively, of annual base salary.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SES AI Corporation

Date: March 30, 2022	By:	/s/ Qichao Hu
	Name:	Qichao Hu
	Title:	Chief Executive Officer